Exhibit 10.2
THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR, SUBJECT TO CERTAIN EXCEPTIONS SPECIFIED HEREIN, AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

Warrant No. 2	Date of Issuance: February 13, 2025
P3 HEALTH GROUP, LLC
Class A Common Stock Purchase Warrant
P3 Health Group, LLC (the “Company”), for value received, hereby certifies that VBC Growth SPV 4, LLC, or its registered assigns (the “Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at any time on or after the Trading Day immediately following the Stockholder Approval Date (the “Initial Exercise Date”) and on or before the Expiration Date (as defined in Section 6 below), up to 71,406,480 shares of Class A Common Stock, par value $0.0001 per share (the “Shares”), of P3 Health Partners Inc. (“Parent”), at an exercise price per Share equal to $0.2068 (as adjusted for subdivisions, combinations, distributions, recapitalizations and like transactions with respect to the Shares). The Shares issuable upon exercise of this Class A Common Stock Purchase Warrant (this “Warrant”) and the exercise price per Share, as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Exercise Price,” respectively.
This Warrant is issued pursuant to, and is subject to the terms and conditions of, that certain Unsecured Promissory Note, among the Company and Registered Holder, dated as of February 13, 2025, as may be amended from time to time (the “Loan Agreement”).
1.Number of Shares. Subject to the terms and conditions hereinafter set forth, the Registered Holder is entitled, upon surrender of this Warrant, to purchase from the Company up to 71,406,480 Shares.
2.Exercise.
(a)Manner of Exercise. This Warrant may be exercised at any time or times on or after the Initial Exercise Date and on or before the Expiration Date by the Registered Holder, in whole or in part, by surrendering this Warrant with the purchase/exercise notice in the form appended hereto as Exhibit A (the “Purchase/Exercise Notice”) duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the aggregate

Exercise Price payable in respect of the number of Warrant Shares purchased upon such exercise (the “Purchase Price”). The Purchase Price may be paid by cash, check or wire transfer to the Registered Holder.
(b)Effective Time of Exercise. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 2(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 2(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares to be represented by such certificates.
(c)Net Issue Exercise.
(i)In lieu of exercising this Warrant in the manner provided above in Section 2(a), the Registered Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election on the Purchase/Exercise Notice duly executed by such Registered Holder or such Registered Holder’s duly authorized attorney, in which event the Parent shall issue to such Registered Holder a number of Warrant Shares computed using the following formula:

X =	Y (A - B)
A

Where    X = The number of Warrant Shares to be issued to the Registered Holder.
Y = The number of Warrant Shares purchasable under this Warrant (at the date of such calculation).
A = the VWAP on the Trading Day immediately preceding the date of such election.
B = The Exercise Price (as adjusted to the date of such calculation).
(d)    (ii)    The “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (i) if the Shares are then listed on The Nasdaq Global Select Market, The Nasdaq Global Market, The Nasdaq Capital Market or the New York Stock Exchange (such market, the “Trading Market”), the daily volume-weighted average price of the Shares for such date (or the nearest preceding date) on the Trading Market as reported by Bloomberg Financial L.P. (based on a “Trading Day” from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (ii) the volume-weighted average price of the Shares for such date (or the nearest preceding date) on the OTC Bulletin Board; (iii) if the Shares are not then listed on a Trading Market or quoted on the OTC Bulletin Board and if prices for the Shares are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Shares so reported; or

(iv) in all other cases, the fair market value of a Share as determined by a good faith determination of the Parent’s Board of Directors.
(e)Delivery to Registered Holder. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within two (2) Trading Days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:
(i)a certificate or certificates for the number of Warrant Shares to which such Registered Holder shall be entitled, and
(ii)in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor and with the same date, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment thereof) to the number of such Shares called for on the face of this Warrant minus the number of such Shares purchased by the Registered Holder upon such exercise as provided in Section 2(a) or 2(c) above (without giving effect to any adjustment thereof).
(f)Limitation on Exercise.
(i)Notwithstanding anything to the contrary contained herein, the Parent shall not effect any exercise of this Warrant, and the Registered Holder shall not be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect or immediately prior to such exercise, would result in (i) the aggregate number of Shares and shares of Class V Common Stock of the Parent (the “Class V Shares” and, together with the Shares, the “Common Shares”) beneficially owned by the Registered Holder, its Affiliates and any other Persons whose beneficial ownership of Common Shares would be aggregated with the Registered Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) exceeding 49.99% (the “Maximum Percentage”) of the total number of issued and outstanding Common Shares following such exercise, or (ii) the combined voting power of the securities of the Parent beneficially owned by the Registered Holder and its Affiliates and any other Persons whose beneficial ownership of Common Shares would be aggregated with the Registered Holder’s for purposes of Section 13(d) of the Exchange Act exceeding 49.99% of the combined voting power of all of the securities of the Parent then outstanding following such exercise. For purposes of this Warrant, in determining the number of outstanding Common Shares or voting power of the Parent, the Registered Holder may rely on the number of outstanding Common Shares as reflected in (x) the Parent’s most recent Form 10-Q or Form 10-K, as the case may be, filed with the U.S. Securities and Exchange Commission prior to the date hereof, (y) a more recent public announcement by the Parent or (z) any other notice by the Parent or its transfer agent setting forth the number of Common Shares or the aggregate voting power outstanding. Upon the written request of the Registered Holder, the Parent shall within three (3) Trading Days confirm in writing or by electronic mail to the Registered Holder the number of Common Shares or aggregate voting power then outstanding. In any case, the number of outstanding Common Shares and aggregate voting power shall be determined after giving effect to the conversion or exercise of securities of the Parent, including this Warrant, by the Registered Holder since the date as of which such number of outstanding

Common Shares or aggregate voting power was reported. For purposes of this Section 2(e)(i), the aggregate number of Common Shares or voting securities beneficially owned by the Registered Holder and its Affiliates and any other Persons whose beneficial ownership of Common Shares or voting power would be aggregated with the Registered Holder’s for purposes of Section 13(d) of the Exchange Act shall include the Shares issuable upon the exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of Common Shares or voting power which would be issuable upon (x) exercise of the remaining unexercised and non-cancelled portion of this Warrant by the Registered Holder and (y) exercise or conversion of the unexercised, non-converted or non-cancelled portion of any other securities of the Parent that do not have voting power (including without limitation any securities of the Parent which would entitle the holder thereof to acquire at any time Common Shares, including without limitation any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Shares), is subject to a limitation on conversion or exercise analogous to the limitation contained herein and is beneficially owned by the Registered Holder or any of its Affiliates and other Persons whose beneficial ownership of Common Shares would be aggregated with the Registered Holder’s for purposes of Section 13(d) of the Exchange Act. This Section 2(e)(i) shall not restrict the number of Common Shares which a Registered Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Registered Holder may receive in the event of an automatic or deemed exercise contemplated in Section 6 of this Warrant.
(ii)Notwithstanding anything to the contrary herein, Shares may not be issued pursuant to this Warrant and this Warrant shall not be exercisable for Shares unless and until Parent shall have obtained stockholder approval thereof pursuant to the Nasdaq Listing Rules (the “Stockholder Approval”). The limitations contained in this paragraph shall apply to a successor holder of this Warrant. The date on which the Stockholder Approval is obtained is referred to herein as the “Stockholder Approval Date”. Parent will use its reasonable best efforts to obtain Stockholder Approval at the next annual meeting of stockholders. If Parent does not obtain Stockholder Approval at the next annual meeting, Parent shall call up to three special meetings every six months thereafter (which may also be an annual meeting of stockholders) to seek Stockholder Approval until the earliest of the date Stockholder Approval is obtained and December 31, 2026.
3.Adjustments.
(a)Subdivision and Dividends. If outstanding Shares shall be subdivided into a greater number of Shares or a dividend in Shares shall be paid in respect of Shares, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding Shares shall be combined into a smaller number of Shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Exercise Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of Shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.
(b)Fundamental Transaction.
(i)If, at any time while this Warrant is outstanding, (i) Parent, directly or indirectly, in one or more related transactions effects any merger or consolidation of Parent with or into another Person, (ii) Parent or any Subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by Parent or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock or 50% or more of the voting power of the common equity of Parent, (iv) Parent, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) Parent, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires 50% or more of the outstanding shares of Common Stock or 50% or more of the voting power of the common equity of Parent (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e)(i) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of Parent, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e)(i) on the exercise of this Warrant).  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and Parent shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.
(ii)Parent shall cause any successor entity in a Fundamental Transaction in which Parent is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of Parent under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(b) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such

Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the Exercise Price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to each of Parent and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with Parent, may exercise every right and power of Parent prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of Parent prior thereto under this Warrant and the other Transaction Documents with the same effect as if Parent and such Successor Entity or Successor Entities, jointly and severally, had been named as Parent herein.
(c)Reclassification, Etc. In case there occurs any reclassification or change of the outstanding securities of the Parent (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the Registered Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization, shall be entitled to receive, in lieu of the membership interests or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Registered Holder would have been entitled upon such consummation if such Registered Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Section 3.
(d)Other Action Affecting Shares. In case at any time or from time to time the Parent shall take any action of the type contemplated in Section 3(a) or Section 3(b) hereof but not expressly provided for by such provisions, then, unless in the opinion of the Parent’s Board of Directors such action will not have an adverse effect upon the rights of the Registered Holder (taking into consideration, if necessary, any prior actions which the Parent’s Board of Directors deemed not to materially adversely affect the rights of the Registered Holder), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be adjusted in such manner and at such time as the Parent’s Board of Directors may in good faith determine to be equitable in the circumstances.
(e)Adjustment Certificate. When any adjustment is required to be made in the Warrant Shares or the Exercise Price pursuant to this Section 3, the Company shall promptly mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Exercise Price after such adjustment and (iii)

the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.
4.No Avoidance. The Parent will not, by amendment of its charter, the LLC Agreement or through any reorganization, recapitalization, transfer of assets, consolidation, merger, share exchange, dissolution or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, including without limitation, the adjustments required under Section 3 hereof. Without limiting the generality of the foregoing and notwithstanding any other provision of this Warrant to the contrary (including by way of implication), the Parent will take all such action as may be necessary or appropriate so that the Parent may validly and legally issue Shares upon the exercise of this Warrant.
5.Transfers.
(a)Unregistered Security. Each holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Share issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Shares and registration of this Warrant or such Warrant Shares under any applicable U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration not required under the Securities Act. Each certificate or other instrument for Warrant Shares issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect. Notwithstanding the transfer restrictions set forth in the preceding sentences of this Section 5(a), the Registered Holder may assign this Warrant or any Warrant Shares issued upon its exercise (for no consideration) or any or all of its rights and interests hereunder or thereunder, in the absence of registration or qualification of such securities and any opinion of counsel as contemplated in clauses (i) and (ii) above, to one or more of its affiliates, provided that such transferee shall agree to be bound by the terms and conditions of this Warrant as a Registered Holder hereunder.
(b)Transferability. Subject to the provisions of Sections 5(a) and 8(f) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.
(c)Warrant Register. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.
6.Termination. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the date that is seven (7) years after the date of original issuance of this Warrant (the “Expiration Date”). Notwithstanding anything to the contrary herein, if (1) the Registered Holder has not exercised this Warrant in full prior to the Expiration Date and (2) the fair market value of one Warrant Share on the Expiration Date exceeds the Exercise Price, this Warrant shall be deemed to be exercised by the Registered Holder pursuant to Section 2(c) above immediately prior to termination of this Warrant on the Expiration Date.

7.Notices of Certain Transactions. In case:
(a)the Parent shall set a record date for all holders of its Shares (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;
(b)of any capital reorganization of the Parent , any reclassification of the stock of the Parent, any consolidation or merger of the Parent with or into another corporation (other than a consolidation or merger in which the Parent is the surviving entity), or any transfer of all or substantially all of the assets of the Parent; or
(c)of the voluntary or involuntary dissolution, liquidation or winding-up of the Parent, then, and in each such case, the Parent will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the record date for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or offering is to take place, and the time, if any is to be fixed, as of which the holders of record of Shares (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or offering) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice. The Registered Holder agrees that it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena.
8.Representations and Warranties of Registered Holder. The Registered Holder represents and warrants to the Company as follows:
(a)Purchase for Own Account. This Warrant and the Warrant Shares (collectively, the “Securities”) to be acquired by the Registered Holder will be acquired for investment for the Registered Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Securities Act and the Registered Holder has no present intention of selling or engaging in any public distribution of the same. The Registered Holder also represents that the Registered Holder has not been formed for the specific purpose of acquiring the Securities.
(b)Disclosure of Information. The Registered Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of the Securities. The Registered Holder further has had an opportunity to ask questions and receive answers from the Company and the Parent regarding the terms and conditions of the offering of the Securities and to obtain additional information (to the extent the Company or the Parent possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Registered Holder or to which the Registered Holder has access.

(c)Investment Experience. The Registered Holder understands that the purchase of the Securities involves substantial risk. The Registered Holder has experience as an investor in securities of companies in the development stage and acknowledges that the Registered Holder can bear the economic risk of the Registered Holder’s investment in the Securities and has such knowledge and experience in financial or business matters that the Registered Holder is capable of evaluating the merits and risks of its investment in the Securities and/or has a preexisting personal or business relationship with the Company or the Parent and certain of its officers, directors or controlling persons of a nature and duration that enables the Registered Holder to be aware of the character, business acumen and financial circumstances of such persons.
(d)Accredited Investor Status. The Registered Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.
(e)The Securities Act. The Registered Holder understands that the Securities have not been registered under the Securities Act and are being issued in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Registered Holder’s investment intent as expressed herein. The Registered Holder understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. The Registered Holder acknowledges that the Company and the Parent have no obligation to register or qualify the Securities for resale.
(f)No Public Market. The Registered Holder understands that no public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Warrant, and that neither the Company nor the Parent has made any assurances that a public market will continue to exist for the Warrant Shares.
9.Legends. The Warrant Shares issued upon exercise of this Warrant shall be imprinted with a legend in substantially the following form (together with any other legends required by applicable law or the Parent’s Certificate of Incorporation):
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR, SUBJECT TO CERTAIN EXCEPTIONS SPECIFIED HEREIN, AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.
provided, however, that the above legend shall not be imprinted, or may be subsequently removed at the request of the Registered Holder, in the event the Warrant Shares (a) shall have been transferred (including pursuant to Rule 144 under the Securities Act), and are no longer subject to transfer restrictions under any federal securities laws and do not bear any legend restricting further transfer, or (b) are freely saleable without condition pursuant to Rule 144.

10.Reservation of Shares. The Parent will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.
11.Parent Guarantee. Parent irrevocably and unconditionally guarantees the Company’s obligations to deliver the Shares as contemplated under this Warrant.
12.Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 5 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of Shares called for on the face or faces of the Warrant or Warrants so surrendered.
13.Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.
14.No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Parent.
15.No Fractional Shares. No fractional Shares will be issued in connection with any exercise hereunder. In lieu of any fractional Shares which would otherwise be issuable, the Parent shall, at the Parent’s option, round up to the next whole Share, or pay cash equal to the product of such fraction multiplied by the fair market value of one Share on the date of exercise, as determined in good faith by the Parent’s Board of Directors.
16.Amendment or Waiver. Any term of this Warrant may be amended or waived upon written consent of the Company and the holders of at least fifty percent (50%) of the Shares issuable upon exercise of outstanding warrants issued pursuant to the Loan Agreement. By acceptance hereof, the Registered Holder acknowledges that in the event the required consent is obtained, any term of this Warrant may be amended or waived with or without the consent of the Registered Holder.
17.Headings. The headings in this Warrant are used for convenience only and are not to be considered in construing or interpreting any provision of this Warrant.
18.Governing Law. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.
19.Successors and Assigns. Unless otherwise provided in this Warrant, the terms and conditions of this Warrant shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties. Nothing in this Warrant, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Warrant, except as expressly provided in this Warrant.

20.Counterparts; Electronic Signatures. This Warrant may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Electronic, telecopied or facsimile signatures shall be deemed originals for all purposes.
21.Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant, the balance of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
22.Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Warrant, upon any breach or default of any other party under this Warrant, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Warrant, or any waiver on the part of any party of any provisions or conditions of this Warrant, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to any party, shall be cumulative and not alternative.
23.Notices. Unless otherwise provided herein, any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by facsimile, or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, or as subsequently modified by written notice.
[Signature Pages Follow]

The parties have executed this Class A Common Stock Purchase Warrant as of the date first written above.
COMPANY:
P3 HEALTH GROUP, LLC
By: /s/ Leif Pedersen___________________
Name: Leif Pedersen
Title: Chief Financial Officer
Address: 2370 Corporate Circle, Suite 300,
Henderson, NV 89074
PARENT:
P3 HEALTH PARTNERS INC.
By: /s/ Leif Pedersen___________________
Name: Leif Pedersen
Title: Chief Financial Officer
Address: 2370 Corporate Circle, Suite 300,
Henderson, NV 89074

AGREED TO AND ACCEPTED:
REGISTERED HOLDER:
VBC GROWTH SPV 4, LLC
By: Chicago Pacific Founders GP III, L.P. its Manager
By: Chicago Pacific Founders UGP III, LLC, its General Partner

By: /s/ Lawrence B. Leisure
Name: Lawrence B. Leisure
Title: Manager
Address: 980 N. Michigan Ave., Suite 1900
Chicago, IL 60654

EXHIBIT A
PURCHASE/EXERCISE NOTICE FORM
To:    P3 Health Group, LLC    Dated: [__]
The undersigned, pursuant to the provisions set forth in the attached Warrant No. [__], hereby irrevocably elects to (choose one):
___    (a) purchase _____ Shares covered by such Warrant and herewith makes payment of $__________, representing the full purchase price for such Shares at the price per Share provided for in such Warrant, or
___    (b) exercise such Warrant for _______ Shares purchasable under the Warrant pursuant to the Net Issue Exercise provisions of Section 2(c) of such Warrant.
The undersigned acknowledges that it has reviewed the representations and warranties contained in Section 8 of the Warrant and by its signature below hereby makes such representations and warranties to the Company. Defined terms contained in such representations and warranties shall have the meanings assigned to them in the Warrant, provided that the term “Registered Holder” shall refer to the undersigned.

Signature:
Name (print):
Title (if applicable):
Company (if applicable):

EXHIBIT B
ASSIGNMENT FORM
FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of Shares covered thereby set forth below, unto:
Name of Assignee    Address/Facsimile Number    No. of Shares

Dated:	Signature:

Witness: